The Advisors’ Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund (the “Fund”)

Supplement dated March 1, 2019

to the

Prospectus and the Summary Prospectus, each dated March 1, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and the Summary Prospectus, and should be read in conjunction with the Prospectus and the Summary Prospectus.

On or around April 30, 2019, the Fund’s investment objective will change as follows:

Current	New
The Fund seeks absolute return.	The Fund seeks total return.

Please retain this supplement for future reference.

PBI-SK-003-0100